Exhibit 99.2

1 Midland States Bancorp, Inc. NASDAQ: MSBI Fourth Quarter 2018 Earnings Call

2 Forward - Looking Statements. This presentation may contain forward - looking statements within the meaning of the federal securities laws. Forward - looking statements express management’s current expectations, forecasts of future events or long - term goals, and may be based upon beliefs, expectations and assumptions of Midland’s management, are generally identifiable by the us e of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” o r o ther similar expressions. All statements in this presentation speak only as of the date they are made, and Midland undertakes no obligation to update any statement. A number of factors, many of which are beyond the ability of Midland to control or predic t, could cause actual results to differ materially from those in its forward - looking statements. These risks and uncertainties sho uld be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning Midland and its respective businesses, including additional factors that could materially affect Midla nd’ s financial results, are included in Midland’s filings with the Securities and Exchange Commission. Use of Non - GAAP Financial Measures. This presentation may contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non - GAAP financial measure s include “Adjusted Earnings,” “Adjusted Diluted Earnings Per Share,” “Adjusted Return on Average Assets,” “Adjusted Return on Average Shareholders’ Equity,” “Adjusted Return on Average Tangible Common Equity,” “Efficiency Ratio,” “Tangible Common Equ ity to Tangible Assets,” “Tangible Book Value Per Share” and “Return on Average Tangible Common Equity.” The Company believes tha t these non - GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability. These non - GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Not all companies use the same calculation of these measures; therefore this presentation m ay not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non - GAAP measures are provided in the Appendix section of this presentation.

3 Overview of 4Q18 3 Disciplined Balance Sheet Management 4Q18 Earnings Key Operating Trends • Focus on commercial and consumer lending with attractive risk - adjusted yields • Continued management of deposit costs • Excluding accretion income, NIM increased 5 bps • Noninterest income accounted for 30% of total revenue Strong Capital Generation • Book value per share increased 2.2% to $25.50 • Tangible book value per share (1) increased 3.8% to $ 17.00 • Significant increases in all capital ratios Net income of $ 16.3 million, or $ 0.67 diluted EPS • Return on average assets of 1.14% • Return on average shareholders’ equity of 10.81% • Return on average tangible common equity (1) of 16.40% Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix

4 4Q 2018 3Q 2018 4Q 2017 Commercial loans and leases $ 1,075 $ 1,035 $ 761 Commercial real estate 1,639 1,712 1,440 Construction and land development 232 239 201 Residential real estate 578 586 454 Consumer 613 584 371 Total Loans $ 4,138 $ 4,156 $ 3,227 $3,227 $4,029 $4,096 $4,156 $4,138 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Loan Portfolio Total Loans 4 • Total loans declined $18.7 million • Decline in commercial real estate partially offset by continued growth in commercial loans and leases, and consumer lending • Equipment loan and lease financings increased $64.7 million, or 20.8%, from September 30, 2018 with full year 2018 growth of $170.4 million, or 82.9% • Organic loan growth in 2018 was $124.7 million or 3.9% Loan Portfolio Mix (in millions, as of quarter - end) (in millions, as of quarter - end)

5 4Q 2018 3Q 2018 4Q 2017 Noninterest - bearing demand $ 972 $ 991 $ 724 Interest - bearing: Checking 1,002 1,048 786 Money market 862 836 646 Savings 442 446 281 Time 634 634 503 Brokered 162 189 190 Total Deposits $ 4,074 $ 4,143 $ 3,131 $3,131 $4,234 $4,160 $4,143 $4,074 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Total Deposits Total Deposits 5 • Total deposits decreased $69.0 million to $4.07 billion • Decline in deposits attributable to: » Intentional run - off of brokered deposits » Outflows of public funds » Normal fluctuations in servicing deposits Deposit Mix (in millions, as of quarter - end) (in millions, as of quarter - end)

6 $3.59 $4.08 $5.32 $5.47 $5.65 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 $2,051 $3,125 $3,189 $3,218 $2,945 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 • Total Wealth Management revenue increased 3.4% from the prior quarter • Increase in revenue primarily driven by a higher level of revenue generated from estate fees • During 4Q18, assets under administration declined $272.9 million primarily due to market performance Wealth Management Wealth Management Revenue 6 Assets Under Administration (in millions) (in millions )

7 $2.7 $2.0 $5.5 $1.7 $4.3 $36.0 $38.2 $48.3 $45.1 $48.5 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 NII Accretion Income 0.26% 0.16% 0.40% 0.10% 0.31% 3.73% 3.69% 3.91% 3.59% 3.85% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 NIM Accretion Income • Net interest income and margin increased due to higher accretion income • Excluding the impact of accretion income, net interest margin increased 5 bps • Average rate on new and renewed loans increased 34 basis points from prior quarter • Expected scheduled accretion income: $2.3 million in 1Q19; $8.1 million in FY 2019 Net Interest Income/Margin Net Interest Margin 7 Net Interest Income (in millions) $5.9 $2.6

8 Noninterest Income 8 • Noninterest income increased 15.9% from prior quarter • Wealth management remains largest single contributor to noninterest income • Commercial FHA revenue of $4.2 million included $1.4 million recapture of MSR impairment • Higher level of revenue in community banking fees, which includes service charges on deposits and interchange revenue Noninterest Income (in millions) $14.0 $16.5 $15.8 $18.3 $21.2 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 All Other Community Banking Revenue Wealth Management Residential Mortgage Commercial FHA (1) Notes: (1) Represents service charges, interchange revenue, net gain (loss) on sale of investment securities, and other income

9 Noninterest Expense and Operating Efficiency 9 • Efficiency Ratio (1) was 65.5% in 4Q18 vs. 63.0% in 3Q18 • Integration and acquisition related expenses » $0.6 million in 4Q18 » $9.6 million in 3Q18 • Loss on mortgage servicing rights held for sale » None in 4Q18 » $0.3 million in 3Q18 • Excluding these items, noninterest expense increased 10.7% on a linked - quarter basis • 2019 quarterly run - rate for noninterest expense projected to be approximately $42 - $43 million Noninterest Expense and Efficiency Ratio (1) (Noninterest expense in millions) $ 45.4 $36.2 $49.5 $46.5 $50.3 $3.1 $11.9 $2.2 $9.8 $0.6 64.6% 68.4% 67.8% 63.0% 65.5% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Total Noninterest Expense Adjustments to Noninterest Expense Efficiency Ratio Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix.

10 Asset Quality NCO / Average Loans 10 • Increase in nonperforming loans primarily attributable to the downgrade of three commercial real estate loans • Net charge - offs for 4Q18 was 0.21% of average loans on an annualized basis, while net charge - offs for full year 2018 was 0.13% • Provision for loan losses of $3.5 million in 4Q18 • ALLL/total loans of 0.51% and credit marks/total loans of 0.53% at December 31, 2018 Nonperforming Loans / Total Loans (Total Loans as of quarter - end) 0.83% 0.66% 0.69% 0.93% 1.04% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 0.81% 0.09% 0.13% 0.07% 0.21% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018

11 Outlook • Continued implementation of balance sheet management and fee income generation strategies utilized in 2018 • Loan production will remain focused on areas with most attractive risk - adjusted yields • Acquisition strategy focused on tuck - in opportunities in near - term • Focused on harvesting additional synergies following rapid growth over past two years • Formula for driving near - term earnings growth: » Prudent balance sheet management » Strong fee income generation » Stable net interest margin » Improved operating efficiency 11

12 APPENDIX

13 13 Adjusted Earnings Reconciliation (dollars in thousands, except per share data) Income before income taxes - GAAP $ 20,863 $ 10,933 $ 15,827 $ 3,182 $ 7,766 Adjustments to noninterest income: Gain (loss) on sales of investment securities, net 469 - (70) 65 2 Other (1) (12) (48) 150 37 Total adjustments to noninterest income 468 (12) (118) 215 39 Adjustments to noninterest expense: Loss on mortgage servicing rights held for sale - 270 188 - 442 Integration and acquisition expenses 553 9,559 2,019 11,884 2,686 Total adjustments to noninterest expense 553 9,829 2,207 11,884 3,128 Adjusted earnings pre tax 20,948 20,774 18,152 14,851 10,855 Adjusted earnings tax 4,551 5,142 3,683 4,586 6,992 Revaluation of net deferred tax assets - - - - (4,540) Adjusted earnings - non-GAAP 16,397 15,632 14,469 10,265 8,403 Preferred stock dividends, net 34 35 36 36 37 Adjusted earnings available to common shareholders - non-GAAP $ 16,363 $ 15,597 $ 14,433 $ 10,229 $ 8,366 Adjusted diluted earnings per common share $ 0.67 $ 0.64 $ 0.59 $ 0.48 $ 0.42 Adjusted return on average assets 1.14% 1.09% 1.03% 0.87% 0.76 % Adjusted return on average shareholders' equity 10.85% 10.45% 9.93% 8.34% 7.34 % Adjusted return on average tangible common equity 16.46% 16.02% 15.27% 11.86% 9.88% 2018 2018 2018 2018 2017 December 31,  September 30,  June 30,  March 31,  December 31,  MIDLAND STATES BANCORP, INC.RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES For the Quarter Ended

14 14 Efficiency Ratio Reconciliation (dollars in thousands) Noninterest expense - GAAP $ 45,375 $ 50,317 $ 46,452 $ 49,499 $ 36,192 Loss on mortgage servicing rights held for sale - (270) (188) - (442) Integration and acquisition expenses (553) (9,559) (2,019) (11,884) (2,686) Adjusted noninterest expense $ 44,822 $ 40,488 $ 44,245 $ 37,615 $ 33,064 Net interest income - GAAP $ 48,535 $ 45,081 $ 48,286 $ 38,185 $ 36,036 Effect of tax-exempt income 574 585 541 394 659 Adjusted net interest income 49,109 45,666 48,827 38,579 36,695 Noninterest income - GAAP $ 21,170 $ 18,272 $ 15,847 $ 16,502 $ 13,998 Mortgage servicing rights (recapture) impairment (1,380) 297 500 133 494 (Gain) loss on sales of investment securities, net (469) - 70 (65) (2) Other 1 12 48 (150) (37) Adjusted noninterest income 19,322 18,581 16,465 16,420 14,453 Adjusted total revenue $ 68,431 $ 64,247 $ 65,292 $ 54,999 $ 51,148 Efficiency ratio 65.50% 63.02% 67.76% 68.39% 64.64% 2018 2018 2018 2018 2017 December 31,  September 30,  June 30,  March 31,  December 31,  MIDLAND STATES BANCORP, INC.RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (continued) For the Quarter Ended

15 15 Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share (dollars in thousands, except per share data) Shareholders' Equity to Tangible Common Equity Total shareholders' equity—GAAP $ 608,525 $ 594,146 $ 592,535 $ 585,385 $ 449,545 Adjustments: Preferred stock (2,781) (2,829) (2,876) (2,923) (2,970) Goodwill (164,673) (164,044) (164,044) (155,674) (98,624) Other intangibles (37,376) (39,228) (41,081) (46,473) (16,932) Tangible common equity $ 403,695 $ 388,045 $ 384,534 $ 380,315 $ 331,019 Total Assets to Tangible Assets: Total assets—GAAP $ 5,637,673 $ 5,724,612 $ 5,730,600 $ 5,723,372 $ 4,412,701 Adjustments: Goodwill (164,673) (164,044) (164,044) (155,674) (98,624) Other intangibles (37,376) (39,228) (41,081) (46,473) (16,932) Tangible assets $ 5,435,624 $ 5,521,340 $ 5,525,475 $ 5,521,225 $ 4,297,145 Common Shares Outstanding 23,751,798 23,694,637 23,664,596 23,612,430 19,122,049 Tangible Common Equity to Tangible Assets 7.43% 7.03% 6.96% 6.89% 7.70 % Tangible Book Value Per Share $ 17.00 $ 16.38 $ 16.25 $ 16.11 $ 17.31 Return on Average Tangible Common Equity (ROATCE) (dollars in thousands) Net income available to common shareholders $ 16,302 $ 8,462 $ 12,746 $ 1,770 $ 1,954 Average total shareholders' equity—GAAP $ 599,723 $ 593,457 $ 584,653 $ 498,941 $ 453,968 Adjustments: Preferred stock (2,812) (2,859) (2,905) (2,952) (2,997) Goodwill (164,051) (164,044) (158,461) (118,996) (97,406) Other intangibles (38,394) (40,228) (44,098) (27,156) (17,495) Average tangible common equity $ 394,466 $ 386,326 $ 379,189 $ 349,837 $ 336,070 ROATCE 16.40% 8.69% 13.48% 2.05% 2.31 % December 31,  September 30,  June 30,  March 31,  December 31,  2018 2018 2018 2018 2017 For the Quarter Ended MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (continued) As of December 31,  September 30,  June 30,  March 31,  December 31,  2018 2018 2018 2018 2017